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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement on Form S-3 (No 333-80053) as amended of AVT Corporation of our report dated February 19, 1999 relating to the financial statements of MediaTel Corporation, which is included in AVT Corporation's Current Report on Form 8-K as amended on June 28, 1999.


/s/ PricewaterhouseCoopers LLP

San Francisco, California
June 29, 1999